Putnam
Municipal
Bond Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

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[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

We are pleased to bring you news of positive performance by Putnam Municipal Bond Fund for the fiscal year ended April 30, 2003. Your fund's results at NAV and market value were roughly in line with its benchmark index for the period but lagged its Lipper fund category average. You will find details on page 7.

As you will see in the following report from your fund's management team, these results were achieved in large measure by the fund's duration strategy and a generally favorable interest-rate environment during the period. The fund's weighting in high-quality bonds also enhanced results as the demand for these securities by risk-averse investors helped elevate their prices. The management team also offers its views on prospects for the fund in the fiscal year's second half.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 18, 2003



Report from Fund Management

Fund highlights

* For its fiscal year ended April 30, 2003, Putnam Municipal Bond Fund had a total return at net asset value of 8.43%. The fund's return at market price was 8.84%.

* The fund's performance at net asset value was roughly in line with that of its benchmark, the Lehman Municipal Bond Index. The index returned 8.50% for the 12-month period ended April 30.

* Due to its more defensive positioning and the disappointing performance of certain lower-rated holdings, the fund underperformed the average return for its Lipper category, Closed-End General Municipal Debt Funds (Leveraged), which was 10.27%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's underperformance relative to its peers was due in large part to a defensive strategy that made it less responsive to falling interest rates during the period. Our high-quality bond positions proved beneficial to performance, as investors continued to prefer relatively secure investments. However, lower-rated bonds, which contribute considerably to the portfolio's income, underperformed their higher-quality counterparts and also caused performance to lag.

While the fund's results reflect a generally favorable interest-rate environment, the markets are beginning to factor in the return of higher interest rates. We've been gradually positioning the fund to limit the bond price depreciation that typically accompanies a rising-rate market. While these defensive measures are prudent in our estimation, this strategy did limit the portfolio's upside potential and contributed to the fund's underperformance relative to its peer group.

FUND PROFILE

The fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund is nationally diversified and invests in investment-grade and higher-yielding, lower-rated municipal bonds. The fund may be suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

Market overview

The first half of the fiscal year was generally positive for the municipal-bond market. In an environment marked by earnings disappointments, economic weakness, and allegations of corporate malfeasance, investors sought the relative safety of high-quality bonds. Increased demand for such bonds pushed their prices higher, and many of your fund's holdings benefited.

In the fiscal second half, however, several factors tempered municipal-bond performance, including significant declines in tax revenues and subsequent downgrades in municipalities' credit quality. Difficulties in two sectors dampened the performance of industrial development bonds (IDBs), which are issued by municipalities but backed by the credit of companies. Airline-backed IDBs suffered as United Airlines followed US Airways into bankruptcy. In late April, American Airlines narrowly avoided a similar fate. The electric power sector came under pressure, affecting performance of IDBs there as well.

Lastly, over $320 billion in municipal bonds was issued in 2002 -- an all-time record. In terms of supply, the California Department of Water Resources' bond issue was the largest ever brought to market. New tobacco settlement bonds further boosted supply. Supply continued to swell in 2003. These factors had a dampening effect on municipal-bond prices. The municipal sector underperformed, relative to Treasuries, in the annual period.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                              8.50%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable U.S. bonds)                        10.47%
-------------------------------------------------------------------------------
Lehman Government Bond Index (taxable U.S. government bonds)            11.28%
-------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index (taxable U.S. below-
investment-grade bonds                                                  11.25%

-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad market)                                           -13.31%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)                              -14.35%
-------------------------------------------------------------------------------
Russell 1000 Value Index (value stocks)                                -13.01%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different sectors for the 12 months ended 4/30/03.
-------------------------------------------------------------------------------

Strategy overview

We positioned the portfolio defensively early in the fiscal period in anticipation of a sell-off in the bond market. Following the correction that finally occurred in October, we increased the interest-rate sensitivity of the portfolio back to a more neutral stance.

During the period, falling interest rates prompted municipal-bond issuers to refinance outstanding debt. As older, higher-yielding bonds were called out of the market or matured, we sought new holdings that would provide the most attractive income stream relative to the level of risk. At the same time, we worked to increase the fund's diversification by issuer, and to establish some more targeted geographic and industry positions. Some of the changes resulting from our efforts include an increased position in New York and California municipal bonds, which we feel offer excellent value at present, and a reduced exposure to tobacco settlement bonds. We have also increased holdings in the health-care sector.


[GRAPHIC OMITTED: horizontal bar chart FUND SECTOR WEIGHTINGS COMPARED]

FUND SECTOR WEIGHTINGS COMPARED

                                 as of               as of
                                10/31/02            4/30/03

Health care                      26.1%               27.9%

Utilities                         9.1%               16.3%

Transportation                   21.5%               16.1%

Education                        13.7%                8.4%

Water and sewer                   4.8%                4.2%

Footnote reads:
This chart shows how the fund's sector weightings have changed over the past six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.

How key holdings and allocations affected performance

The fund remains well diversified across the different industry sectors of the municipal-bond universe. However, given the fluid nature of all sectors of the economy, some sectors represent better value at different times. Toward the end of the period, we came to believe that improving fundamentals made some specific issues in the hospital and electric power sectors attractive.

We've seen a large supply of uninsured investment-grade hospital bonds coming to market in recent months, improving the number and quality of prospects for your portfolio. In addition to refinancing older, more expensive debt at today's historically low interest rates, hospitals in high-growth locations are requiring more resources to finance their expansion to meet increasing patient demand. Furthermore, hospitals are becoming more specialized and moving beyond their core medical services. This trend has meant that hospitals are developing a niche in such fields as cardiology or oncology.

We've found several holdings in the A to BBB credit-quality range that exemplify this strategy. Recent purchases include Mother Frances Hospital bonds, which were issued by Tyler Health Facilities Development Corporation in Texas. These bonds are helping to finance a new facility that will serve a growing population and a large cardiac business, which we expect to improve operating revenues. The fund also purchased the A-rated Cleveland Clinic Health System bonds, issued by Cuyahoga County. The Cleveland Clinic, which serves northeast Ohio and southwest Florida, has a medical and educational reputation on par with that of Johns Hopkins and the Mayo Clinic. While the Clinic previously incurred investment losses, we believe the steady, high-quality delivery of its core health services in its target markets should eventually restore much of its diminished cash flow.


[GRAPHIC OMITTED pie chart PORTFOLIO CREDIT QUALITY]

PORTFOLIO CREDIT QUALITY

Aaa/AAA      (35.6%)
Aa/AA        (11.7%)
A            (20.0%)
Baa/BBB      (24.3%)
Ba/BB         (2.9%)
B             (2.3%)
CCC/D         (0.6%)
Other (VMIG1) (2.6%)

Footnote reads:
As a percentage of market value as of 4/30/03. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The electric power sector is another industry undergoing substantial change, providing unique investment opportunities in the course of its transformation. In the aftermath of the power crisis in 2002, power companies that strayed into such non-utility related activities as telecommunications are in the process of refocusing on their core business of power generation and distribution. Overall, we think this trend is a very positive one and believe it will contribute to improvements in credit quality ratings throughout the sector. In our opinion, Georgia Power Company bonds, issued by Burke County, represent one of the more attractive issuers in this sector. Georgia Power owns its own generation resources, receives a high percentage of its revenues from cost-based regulated rates and has a history of regulatory support.

The recession, along with weakness in the stock market, has resulted in a sharp reduction in capital gains tax revenues and slower personal, sales, and corporate income tax collections. The dramatic decline in tax revenue has pushed states into historically high deficit positions during the past year -- prompting credit downgrades by the rating agencies. This makes general obligation (GO) bonds especially vulnerable to credit downgrades, since the tax revenues raised by state and local governments finance them. Consequently, we are de-emphasizing GOs until prospects improve. California and New York City GOs represent notable exceptions, since we believe the higher yields they currently offer adequately compensate investors for the risk in the market.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Joyce Dragone, and Jerome Jacobs.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal-bond market is cautiously optimistic. Fear of war has subsided. The focus is now on rebuilding Iraq and addressing economic concerns on the home front. While much remains to be answered, the level of uncertainty in the world seems to have eased a bit. We expect business activity will accelerate slowly.

Although the tax-free marketplace is certainly not immune to the forces that buffet other markets, it has historically been less volatile than many. We believe municipal bonds should perform well relative to other fixed-income sectors as some measure of calm returns to financial markets. We believe that municipal budgets will continue to face significant pressures in the months ahead. Governments wrangle with how to implement costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery by six to nine months, so we expect municipal credit quality to remain fragile for some time to come.

In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. We believe we have positioned your fund to take advantage of the potential we see in the market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Performance summary

This section provides information about your fund's performance during its fiscal year, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

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TOTAL RETURN FOR PERIODS ENDED 4/30/03
-------------------------------------------------------------------------------
                                                             Lipper Closed-End
                                                    Lehman   General Municipal
                                                 Municipal          Debt Funds
                                Market                Bond         (Leveraged)
                     NAV         price               Index   category average*
-------------------------------------------------------------------------------
1 year              8.43%         8.84%               8.50%              10.27%
-------------------------------------------------------------------------------
5 years            31.30         23.72               35.78               35.05
-------------------------------------------------------------------------------
Annual average      5.60          4.35                6.31                6.18
-------------------------------------------------------------------------------
10 years           77.53         71.50               86.12               86.91
-------------------------------------------------------------------------------
Annual average      5.91          5.54                6.41                6.44
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)
Annual average      6.54          5.27                6.73                6.95
-------------------------------------------------------------------------------

* Over the 1-, 5-, and 10-year periods ended 4/30/03 there were 58, 48, and 39 funds, respectively, in this Lipper category. Index and Lipper results should be compared to fund performance at net asset value.



-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------
                     NAV  Market Price
-------------------------------------------------------------------------------
1 year              8.71%        11.80%
-------------------------------------------------------------------------------
5 years            27.37         15.24
-------------------------------------------------------------------------------
Annual average      4.96          2.88
-------------------------------------------------------------------------------
10 years           76.51         68.17
-------------------------------------------------------------------------------
Annual average      5.85          5.34
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)
Annual average      6.37          5.15
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/03
-------------------------------------------------------------------------------
Putnam Municipal Bond Fund
-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                      12
-------------------------------------------------------------------------------
Income 1                                $0.912
-------------------------------------------------------------------------------
Capital gains 1                             --
-------------------------------------------------------------------------------
Total                                   $0.912
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Distributions (preferred shares)      Series A       Series B
                                 (2,920 shares) (2,400 shares)
-------------------------------------------------------------------------------
Income 1                               $330.09        $337.00
-------------------------------------------------------------------------------
Capital gains 1                             --             --
-------------------------------------------------------------------------------
Total                                  $330.09        $337.00
-------------------------------------------------------------------------------
Share value (common shares)                NAV   Market price
-------------------------------------------------------------------------------
4/30/02                                 $13.14        $12.33
-------------------------------------------------------------------------------
4/30/03                                  13.25         12.48
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                   6.88%         7.31%
-------------------------------------------------------------------------------
Taxable equivalent 3                     11.21         11.91
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6%federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

Comparative indexes

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield securities.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of the companies in the Russell 1000 chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of independent accountants

To the Trustees and Shareholders of
Putnam Municipal Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Bond Fund (the "fund") at April 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers  LLP
Boston, Massachusetts
June 10, 2003



The fund's portfolio
April 30, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)        Value

Alabama (0.9%)
-------------------------------------------------------------------------------
    $3,100,000 Jefferson Cnty., Swr. Rev. Bonds
               (Cap. Impt.), Ser. A, FGIC, 5s,
               2/1/41                                Aaa            $3,134,875

Alaska (1.0%)
-------------------------------------------------------------------------------
       750,000 Northern Tobacco Securitization
               Corp. Rev. Bonds, 5 1/2s, 6/1/29      A3                555,938
     3,000,000 Valdez Marine Term Rev. Bonds (Sohio
               Pipeline), 7 1/8s, 12/1/25            AA+             3,072,660
                                                                  ------------
                                                                     3,628,598

Arizona (0.9%)
-------------------------------------------------------------------------------
     1,525,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P            1,574,563
     1,750,000 Maricopa Cnty., Poll. Control
               Rev. Bonds (Public Service Co.),
               Ser. A, 6.3s, 12/1/26                 Baa3            1,778,438
                                                                  ------------
                                                                     3,353,001

Arkansas (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Baxter Cnty., Hosp. Rev. Bonds,
               Ser. B, 5 5/8s, 9/1/28                Baa2            2,002,500

California (8.4%)
-------------------------------------------------------------------------------
     5,000,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 6.786s,
               7/1/17                                Aaa             5,356,250
     5,050,000 CA State G.O. Bonds, FGIC, 5 3/4s,
               2/1/11                                Aaa             5,832,750
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
    11,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa            12,540,000
     3,000,000 5 1/2s, 5/1/11                        A3              3,333,750
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB             1,682,188
     1,000,000 San Diego Cnty., Wtr. Auth. IF COP,
               FGIC, 10.12s, 4/23/08                 Aaa             1,306,250
                                                                  ------------
                                                                    30,051,188

Colorado (4.2%)
-------------------------------------------------------------------------------
    27,000,000 CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B, zero %, 9/1/35         Baa3            2,463,750
     3,500,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3              3,723,125
     2,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. D, AMBAC,
               7 3/4s, 11/15/13                      AAA             2,477,500
       800,000 Northwest Parkway Pub. Hwy. Auth.
               Rev. Bonds, Ser. D, 7 1/8s, 6/15/41   Ba1               826,000
     5,210,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Newport Village),
               Ser. A-8, FSA, 7.1s, 1/1/30           Aaa             5,483,525
                                                                  ------------
                                                                    14,973,900

Florida (4.1%)
-------------------------------------------------------------------------------
     4,000,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3              3,825,000
     3,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                  A3              3,172,500
     1,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                Ba3               891,250
     3,000,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds
               (Regl. Hlth. Care Syst.), Ser. E,
               6s, 10/1/26                           A2              3,127,500
     3,000,000 Palm Beach Cnty. Rev. Bonds, MBIA,
               5 3/4s, 10/1/14                       Aaa             3,498,750
                                                                  ------------
                                                                    14,515,000

Georgia (1.2%)
-------------------------------------------------------------------------------
     2,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put (GA Power Co.),
               4.45s, 1/1/32                         A2              2,110,000
       200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.385s, 8/1/10                       Aaa               209,234
     1,875,000 Henry Cnty., Wtr. & Sewerage Auth.
               Rev. Bonds, FGIC, 5 5/8s, 2/1/30      Aaa             2,001,563
                                                                  ------------
                                                                     4,320,797

Illinois (1.9%)
-------------------------------------------------------------------------------
     3,500,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2            1,155,000
     1,485,000 Chicago, Waste Wtr. Rev. Bonds,
               MBIA, 5 1/2s, 1/1/20                  Aaa             1,692,900
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B, 6s, 5/15/26  BBB+            1,690,000
     2,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A3              2,289,375
                                                                  ------------
                                                                     6,827,275

Iowa (0.6%)
-------------------------------------------------------------------------------
     1,750,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P          2,089,063

Kansas (1.5%)
-------------------------------------------------------------------------------
     5,000,000 Burlington, Poll. Control Rev. Bonds
               (KS Gas & Electric Co.), MBIA, 7s,
               6/1/31                                Aaa             5,270,000

Kentucky (2.7%)
-------------------------------------------------------------------------------
     1,000,000 Boone Cnty., Poll. Control
               Rev. Bonds (Dayton Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              A2              1,020,910
     2,000,000 Jefferson Cnty., Cap. Corp.
               Rev. Bonds, MBIA, 5 1/2s, 6/1/28      Aaa             2,130,000
     2,200,000 Jefferson Cnty., Hosp. Rev. Bonds,
               MBIA, 6.436s, 10/1/14                 Aaa             2,246,530
     3,000,000 Kenton Cnty., Arpt. Board Rev. Bonds
               (Special Fac. - Delta Airlines, Inc.),
               Ser. A, 7 1/2s, 2/1/12                BB-             2,430,000
     1,875,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare, Inc.),
               Ser. A, 6 5/8s, 10/1/28               BBB/P           1,961,719
                                                                  ------------
                                                                     9,789,159

Maine (1.0%)
-------------------------------------------------------------------------------
     3,500,000 Rumford Solid Waste Disp. Rev. Bonds
               (Boise Cascade Corp.), 6 7/8s,
               10/1/26                               Baa3            3,504,375

Massachusetts (6.5%)
-------------------------------------------------------------------------------
     2,850,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 1/4s, 8/1/20                        A1              3,131,438
     6,250,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 11.67s, 6/23/22                Aaa             7,976,563
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,300,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2            1,348,750
     3,000,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-              3,116,250
     1,185,000 (Caritas Christian Oblig. Group),
               Ser. A, 5 5/8s, 7/1/20                Baa2            1,076,869
       725,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa               755,813
     3,830,000 MA State Port Auth. Rev. Bonds, 13s,
               7/1/13                                Aaa             5,926,925
                                                                  ------------
                                                                    23,332,608

Michigan (2.1%)
-------------------------------------------------------------------------------
     3,500,000 Cornell Township Econ. Dev. Corp.
               Rev. Bonds (Meadwest Vacoescanaba
               Project), 5 7/8s, 5/1/18              Baa2            3,556,875
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2              1,022,500
     3,000,000 MI State Strategic Fund Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               AAA             3,067,500
                                                                  ------------
                                                                     7,646,875

Minnesota (1.2%)
-------------------------------------------------------------------------------
     2,215,000 Cohasset, VRDN (MN Pwr. & Light Co.
               Project B), 1.35s, 6/1/13             A-1+            2,215,000
       400,000 Minneapolis & St. Paul Metropolitan
               Arpt. Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.),
               Ser. A, 7s, 4/1/25                    B-/P              264,000
       925,000 MN State Hsg. Fin. Agcy. Single Fam.
               Mtge. Rev. Bonds, 6.05s, 7/1/31       Aa1               981,656
       905,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Burnsville),
               Ser. A-9, FSA, 7.1s, 1/1/30           Aaa               952,513
                                                                  ------------
                                                                     4,413,169

Mississippi (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.), 5.9s, 5/1/22        BBB-            1,975,000

Missouri (2.2%)
-------------------------------------------------------------------------------
     1,000,000 Cape Girardeau Cnty. Indl. Dev.
               Auth. Indl. Dev. Auth. (St. Francis
               Med. Ctr.), Ser. A, 5 1/2s, 6/1/32    A               1,015,000
               Kansas City, Indl. Dev. Auth. Hosp.
               VRDN
     4,780,000 (Hlth. Svc. Syst.), MBIA, 1.35s,
               10/15/15                              VMIG1           4,780,000
     2,150,000 MBIA, 1.35s, 4/15/15                  VMIG1           2,150,000
                                                                  ------------
                                                                     7,945,000

Nevada (1.5%)
-------------------------------------------------------------------------------
     1,760,000 Clark Cnty., Dist. Impt. G.O. Bonds
               (Special Assmt.
               Dist. No. 124), 7 1/4s, 2/1/20        BBB-/P          1,898,600
     3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. A,
               AMBAC, 6.1s, 12/1/38                  Aaa             3,371,250
                                                                  ------------
                                                                     5,269,850

New Jersey (3.6%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       650,000 (Cedar Crest Vlg. Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P             654,063
     2,500,000 (First Mtge. Presbyterian), Ser. A,
               6 3/8s, 11/1/31                       BB/P            2,518,741
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,000,000 AMBAC, 6 3/4s, 7/1/19                 Aaa             2,150,000
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3              1,304,688
       675,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2              640,811
     5,135,000 Passaic Valley, Rev. Bonds (Swr.
               Syst.), Ser. F, FGIC, 5s, 12/1/13     Aaa             5,744,781
                                                                  ------------
                                                                    13,013,084

New York (15.2%)
-------------------------------------------------------------------------------
     2,500,000 Long Island, Pwr. Auth. VRDN, Ser.
               2, 1.4s, 5/1/33                       VMIG1           2,500,000
               NY City, G.O. Bonds
       600,000 Ser. 2002, Class B, 7 1/2s, 2/1/06    A2                608,952
     7,685,000 Ser. C, 5 1/2s, 8/1/12                A2              8,395,863
     1,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds,
               Ser. C, 5 3/4s, 6/15/26               AA              1,091,250
               NY State Dormitory Auth. Rev. Bonds
     5,905,000 (State U. Edl. Fac.), Ser. A,
               5 7/8s, 5/15/17                       AA-             7,026,950
     8,750,000 (State U. Edl. Fac.), MBIA, 5 7/8s,
               5/15/11                               Aaa            10,292,188
       900,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1              892,125
    13,100,000 NY State Dormitory Auth. Mandatory
               Put, Ser. B, 5 1/4s, 11/15/23         AA-            14,393,625
     1,500,000 Port Auth. NY & NJ Special
               Obligation FRB, Ser. N18,
               8.64s, 12/1/17 (acquired 7/19/00,
               cost  $1,570,335)(RES)                Aaa             2,043,750
     4,600,000 Triborough Bridge & Tunnel Auth.
               Gen. Purpose Rev. Bonds, Ser. A, 5s,
               1/1/27                                Aa3             4,709,250
     2,500,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds,
               Ser. A, 5s, 1/1/32                    Aa3             2,550,000
                                                                  ------------
                                                                    54,503,953

North Carolina (2.1%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     2,000,000 Ser. A, 5 3/4s, 1/1/26                Baa3            2,025,000
     1,000,000 Ser. B, 5.65s, 1/1/16                 Baa3            1,053,750
     4,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1            4,395,000
                                                                  ------------
                                                                     7,473,750

North Dakota (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst. Oblig.
               Group), 7 1/8s, 8/15/24               Baa1            2,195,000
Ohio (3.2%)
-------------------------------------------------------------------------------
     5,000,000 Cuyahoga Cnty., Rev. Bonds,
               (Cleveland Clinic Health System)
               Ser. A, 6s, 1/1/17                    A1              5,512,500
     2,000,000 OH State Env. Impt. Rev. Bonds (USX
               Corp.), 5 5/8s, 5/1/29                Baa1            2,007,500
     1,400,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp. Project),
               6.3s, 12/1/32                         A3              1,473,500
     2,170,000 Rickenbacker Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2              2,316,475
                                                                  ------------
                                                                    11,309,975

Oklahoma (0.5%)
-------------------------------------------------------------------------------
     2,600,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care),
               Ser. A, 5 5/8s, 8/15/29               B1              1,904,500

Pennsylvania (7.8%)
-------------------------------------------------------------------------------
     3,000,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Magee-Womens Hosp.),
               FGIC, 6s, 10/1/13                     Aaa             3,070,500
     1,000,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.7s, 12/1/20     Baa1            1,034,750
     2,025,000 Bucks Cnty., Indl. Dev. Auth.
               Rev. Bonds (USX Corp.),
               5.6s, 3/1/33                          Baa1            2,019,938
       965,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-            1,002,394
     1,200,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Chester Cnty.
               Hosp.), Ser. A, 6 3/4s, 7/1/31        Baa2            1,176,000
     5,000,000 Dauphin Cnty., Hosp. Auth.
               Rev. Bonds (Hapsco-Western PA Hosp.),
               Ser. A, MBIA, 6 1/2s, 7/1/12          Aaa             5,091,250
     3,000,000 Delaware Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.2s, 7/1/19      Baa3            3,063,750
       250,000 Lebanon Cnty. Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1              253,438
       750,000 PA State Econ. Dev. Fin. Auth.
               Rev. Bonds (Colver Proj.),
               Ser. D, 7.05s, 12/1/10                BBB-              780,938
               PA State Econ. Dev. Fin. Auth. Resource Recvy.
               Rev. Bonds (Northampton Generating),
               Ser. A
     1,500,000 6.6s, 1/1/19                          BBB-            1,515,000
     1,000,000 6 1/2s, 1/1/13                        BBB-            1,013,750
     1,493,043 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Higher Ed.
               Assistance Agcy. Rev. Bonds (Student
               Loan IFB), Ser. A, 6 1/4s, 7/1/13
               (In default) (NON)                    D/P                 1,866
     1,100,000 Sayre Healthcare Fac. Auth.
               Rev. Bonds (Guthrie Hlth.),
               Ser. A, 5 7/8s, 12/1/31               A-              1,131,625
     3,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                BB/P            3,112,500
     3,500,000 West Cornwall Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College
               Project), 6s, 12/15/27                BBB+            3,701,250
                                                                  ------------
                                                                    27,968,949

Puerto Rico (1.0%)
-------------------------------------------------------------------------------
     3,000,000 Cmnwlth. of PR, Hwy & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A               3,607,500

South Carolina (3.4%)
-------------------------------------------------------------------------------
               Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A
     2,500,000 5 3/8s, 1/1/38                        B-              1,046,875
     1,000,000 5 1/4s, 1/1/23                        B-                420,000
       500,000 Lexington Cnty. Rev. Bonds
               (Refunding & Impt.),
               5 3/4s, 11/1/28                       A                 519,375
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               Baa2            1,040,000
       700,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance),
               Ser. A, 7 3/8s, 12/15/21              Baa2              793,625
               SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B
     2,000,000 6 3/8s, 5/15/30                       A3              1,700,000
     1,500,000 6 3/8s, 5/15/28                       A3              1,303,125
     5,000,000 Spartanburg Cnty., Solid Waste Disp.
               Rev. Bonds
               (BMW Project), 7.55s, 11/1/24         A1              5,418,750
                                                                  ------------
                                                                    12,241,750

Tennessee (2.9%)
-------------------------------------------------------------------------------
     3,500,000 Johnson City, Hlth. & Edl. Hosp.
               Board IFB, Ser. A2, MBIA, 10.495s,
               7/1/21 (acquired 2/8/00,
               cost  $3,296,650)(RES)                Aaa             4,493,125
     4,300,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2            4,799,875
     1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           Baa1            1,072,500
                                                                  ------------
                                                                    10,365,500

Texas (11.5%)
-------------------------------------------------------------------------------
     1,700,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2            1,768,000
     2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (St. Luke's Lutheran
               Hospital), 7.9s, 5/1/18               AAA/P           2,400,000
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care System -
               McKenna Memorial Project),
               Ser. A, 6 1/4s, 2/1/32                Baa2            1,007,500
     3,000,000 Dallas, Special Tax Rev. Bonds,
               AMBAC, 5s, 8/15/25                    Aaa             3,056,250
               Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds
     3,500,000 (American Airlines, Inc.), 6 3/8s,
               5/1/35                                Caa2            1,155,000
     5,000,000 Ser. A, FGIC, 5 3/4s, 11/1/13         Aaa             5,525,000
     1,250,000 Gulf Coast, Waste Disp. Rev. Bonds,
               Ser. A, 6.1s, 8/1/24                  Baa2            1,251,563
     1,000,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds (Valero Energy Corp.),
               6.65s, 4/1/32                         Baa3            1,013,750
     3,000,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B               1,785,000
     3,000,000 Nueces Cnty., Port of Corpus Christi
               Rev. Bonds (Union Pacific), 5.65s,
               12/1/22                               Baa3            3,003,750
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2            1,563,750
     8,000,000 Texas State Tpk. Auth. Rev. Bonds
               (First Tier), Ser. A, AMBAC, 5 1/2s,
               8/15/39                               AAA             8,560,000
     5,000,000 Titus Cnty. Fresh Wtr. Supply Dist.
               No. 1 Poll. Rev. Bonds. (Southwestern
               Elec.Pwr. Co.), Ser. A, 8.2s, 8/1/11  Baa1            5,095,550
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     1,500,000 6 1/8s, 7/1/23                        Baa2            1,509,375
     1,400,000 6s, 7/1/29                            Baa2            1,417,500
     1,000,000 Tyler, Hlth. Facs. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.),
               5s, 7/1/08                            Baa1            1,062,500
                                                                  ------------
                                                                    41,174,488

Virginia (0.4%)
-------------------------------------------------------------------------------
     2,400,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   Baa3            1,596,000

Washington (2.5%)
-------------------------------------------------------------------------------
     7,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32Port of Seattle,
               Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.)            Aa1             7,883,750
       450,000 7 1/4s, 4/1/30                        B-/P              292,500
     1,400,000 7 1/8s, 4/1/20                        B-/P              950,250
                                                                  ------------
                                                                     9,126,500

West Virginia (0.9%)
-------------------------------------------------------------------------------
     3,000,000 Mason Cnty., Poll. Control
               Rev. Bonds (Appalachian Pwr. Co.),
               Ser. I, 6.85s, 6/1/22                 Baa2            3,042,480

Wisconsin (1.3%)
-------------------------------------------------------------------------------
     3,500,000 Badger Tobacco Settlement Asset
               Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            A3              2,948,750
     1,600,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
               (Wheaton Franciscan), 5 3/4s,
               8/15/30                               A2              1,640,000
                                                                  ------------
                                                                     4,588,750
-------------------------------------------------------------------------------
               Total Investments
               (cost $353,615,588)                                $358,154,412
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30,2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2003 was $6,536,875 or 1.8%of portfolio market value.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, mandatory puts and VRDN and Floating Rate Bonds (FRB) are the current interest rates at April 30, 2003.

      The fund had the following industry group concentrations greater than 10% at April 30, 2003 (as a percentage of portfolio market value):

        Health care             27.9%
        Utilities               16.3
        Transportation          16.1

      The fund had the following insurance concentrations greater than 10%at April 30, 2003 (as a percentage of portfolio market value):

        AMBAC                   12.7%
        MBIA                    11.9

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$353,615,588) (Note 1)                                           $358,154,412
-------------------------------------------------------------------------------
Cash                                                                1,027,778
-------------------------------------------------------------------------------
Interest and other receivables                                      6,887,482
-------------------------------------------------------------------------------
Receivable for securities sold                                        542,241
-------------------------------------------------------------------------------
Total assets                                                      366,611,913

Liabilities
-------------------------------------------------------------------------------
Distributions payable to common shareholders                        1,310,396
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 27,622
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,086,393
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          565,407
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             25,872
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          35,816
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              779
-------------------------------------------------------------------------------
Other accrued expenses                                                 22,578
-------------------------------------------------------------------------------
Total liabilities                                                   5,074,863
-------------------------------------------------------------------------------
Series A and B Auction Rate Municipal Preferred Shares (AMPS),
2,920 Series A AMPS and 2,400 Series B AMPS authorized and
issued at $25,000 per share) (Note 4)                             133,000,000
-------------------------------------------------------------------------------
Net assets                                                       $228,537,050

Represented by
-------------------------------------------------------------------------------
Paid-in capital - common shares (unlimited shares
authorized) (Note 1)                                             $237,900,030
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,140,457
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (16,042,261)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          4,538,824
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $228,537,050

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($228,537,050 divided by
17,242,049 shares)                                                     $13.25
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended April 30, 2003

Interest income:                                                  $21,777,576
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,464,824
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        241,879
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      12,767
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,678
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                201,823
-------------------------------------------------------------------------------
Other                                                                 132,575
-------------------------------------------------------------------------------
Total expenses                                                      3,062,546
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (23,803)
-------------------------------------------------------------------------------
Net expenses                                                        3,038,743
-------------------------------------------------------------------------------
Net investment income                                              18,738,833
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and  3)                  (3,405,369)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (109,728)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                           4,334,966
-------------------------------------------------------------------------------
Net gain on investments                                               819,869
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $19,558,702
-------------------------------------------------------------------------------

Distributions to Series A and B auction rate municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (1,772,659)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                 $17,786,043
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended April 30
Increase in net assets                                 2003              2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $18,738,833       $17,181,294
-------------------------------------------------------------------------------
Net realized loss on investments                 (3,515,097)       (2,178,994)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        4,334,966           311,067
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       19,558,702        15,313,367

Distributions to Series A and B auction rate municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                           (1,772,659)       (2,064,408)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                17,786,043        13,248,959
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                          (15,724,204)      (12,909,791)
-------------------------------------------------------------------------------
Increase from issuance of common shares in connection with the merger of Putnam Investment Grade Municipal Trust
III (Note 5)                                             --        52,097,277
-------------------------------------------------------------------------------
Preferred shares offering costs (Note 4)                 --          (978,760)
-------------------------------------------------------------------------------
Total increase in net assets                      2,061,839        51,457,685

Net assets
-------------------------------------------------------------------------------
Beginning of year                               226,475,211       175,017,526
-------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,140,457 and $980,149,
respectively                                   $228,537,050      $226,475,211
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning of
year                                             17,242,049        13,357,092
-------------------------------------------------------------------------------
Shares issued in connection with the merger
of Putnam Investment Grade Municipal Trust
III (Note 5)                                             --         3,884,957
-------------------------------------------------------------------------------
Common shares outstanding at end of year         17,242,049        17,242,049
-------------------------------------------------------------------------------
Preferred shares outstanding at beginning
of year                                               5,320             1,260
-------------------------------------------------------------------------------
Preferred shares issued in connection with
the merger of Putnam Investment Grade Municipal
Trust III (Note 5)                                       --               200
-------------------------------------------------------------------------------
Preferred shares redeemed (Note 4)                       --            (1,460)
-------------------------------------------------------------------------------
Preferred shares issued (Note 4)                         --             5,320
-------------------------------------------------------------------------------
Preferred shares outstanding at end of
year                                                  5,320             5,320
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Per-share                                         Year ended April 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                 $13.14          $13.10          $12.52
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                1.09            1.05            1.00
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .03            (.03)            .56
-------------------------------------------------------------------------------
Total from investment
operations                               1.12            1.02            1.56
-------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------
From net investment income               (.10)           (.13) (e)       (.20)
-------------------------------------------------------------------------------
Total from investment
operations: applicable to
common shareholders                      1.02             .89            1.36
-------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------
From net investment income:              (.91)           (.79)           (.78)
-------------------------------------------------------------------------------
Total distributions                      (.91)           (.79)           (.78)
-------------------------------------------------------------------------------
Preferred share offering costs             --            (.06) (e)         --
-------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                        $13.25          $13.14          $13.10
-------------------------------------------------------------------------------
Market price, end of period
(common shares)                        $12.48          $12.33          $12.10
-------------------------------------------------------------------------------
Total return at market price
(%) (common shares) (%)(b)               8.84            8.70           22.37
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)       $228,537        $226,475        $175,018
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)(d)                     1.35            1.46            1.33
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)             7.46            6.95            6.19
-------------------------------------------------------------------------------
Portfolio turnover (%)                  25.90           27.47 (f)       38.53
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

Per-share                                Year ended April 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                 $13.94          $14.13
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .98            1.00
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.37)           (.07)
-------------------------------------------------------------------------------
Total from investment
operations                               (.39)            .93
-------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------
From net investment income               (.18)           (.16)
-------------------------------------------------------------------------------
Total from investment
operations: applicable to
common shareholders                      (.57)            .77
-------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------
From net investment income:              (.85)           (.96)
-------------------------------------------------------------------------------
Total distributions                      (.85)           (.96)
-------------------------------------------------------------------------------
Preferred share offering costs             --              --
-------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                        $12.52          $13.94
-------------------------------------------------------------------------------
Market price, end of period
(common shares)                        $10.56          $15.25
-------------------------------------------------------------------------------
Total return at market price
(%) (common shares) (%)(b)             (25.71)          15.08
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)       $167,166        $186,195
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)(d)                     1.29            1.23
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)             6.27            5.93
-------------------------------------------------------------------------------
Portfolio turnover (%)                  17.71           17.07
--------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

(e) Series A Auction Rate Municipal Preferred Shares were issued in exchange for Series A, Series B and Municipal Income remarketed preferred shares on November 1, 2001, and on the same date, there was an additional issuance of Series B Auction Rate Municipal Preferred Shares. (Note 4)

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III. (Note 5)

The accompanying notes are an integral part of these financial statements.



Notes to financial statements
April 30, 2003

Note 1
Significant accounting policies

Putnam Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of approximately $12,499,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $1,884,000 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Investment Grade Municipal Trust III. The amount of the carryover and the expiration dates are:

 Loss Carryover   Expiration
--------------------------------
     $2,279,000   April 30, 2004
      2,895,000   April 30, 2005
        243,000   April 30, 2006
        843,000   April 30, 2007
      2,694,000   April 30, 2008
        378,000   April 30, 2009
      2,042,000   April 30, 2010
      1,125,000   April 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 $3,225,286 of losses recognized during the period November 1, 2002 to April 30, 2003.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex dividend date and paid at least annually. Dividends on auction rate municipal preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the auction rate municipal preferred shares is generally a 28-day period for the Series A shares and a 7-day period for the Series B shares. The applicable dividend rate for the auction rate municipal preferred shares on April 30, 2003 was 1.20%for Series A and 1.31%for Series B. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post October loss deferrals, the expiration of capital loss carryover, dividends payable, defaulted bond interest, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2003, the fund reclassified $81,662 to decrease undistributed net investment income and $2,229,721 to increase paid-in-capital, with an increase to accumulated net realized losses of $2,148,059.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $18,291,690
Unrealized depreciation               (13,825,223)
                                     ------------
Net unrealized appreciation             4,466,467
Undistributed tax exempt income         3,613,181
Undistributed ordinary income               7,939
Capital loss carryforward             (12,498,749)
Post October loss                      (3,225,286)
Cost for federal income
tax purposes                         $353,687,945

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. On January 1, 2003, the fees payable to Putnam Management under the fund's management contract were changed to 0.65% of the weekly average net assets of the fund.

Prior to January 1, 2003, the fee was equal to the following annual rates:
0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on auction rate municipal preferred shares during any dividend payment period plus any expenses attributable to auction rate municipal preferred shares for that period exceed the fund's gross income attributable to the proceeds of the auction rate municipal preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the auction rate municipal preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2003, the fund's expenses were reduced by $23,803 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50%of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $91,344,775 and $167,703,513, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

On November 1, 2001, the existing 1,460 Series A, Series B, and Municipal Income remarketed preferred shares were exchanged in their entirety for 2,920 newly issued Series A Auction Rate Municipal Preferred Shares (Series A AMPS). In addition 2,400 Series B Auction Rate Municipal Preferred Shares (Series B AMPS) were issued. Proceeds to the fund before underwriting expenses of $600,000 and offering expenses of $378,760 amounted to $60,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund reimbursed Putnam Management for such costs. These expenses were charged against the net assets of the fund available to common shareholders.

The Series A and Series B AMPS are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of auction rate municipal preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the auction rate municipal preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200%with respect to the auction rate municipal preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction rate municipal preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the auction rate municipal preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the auction rate municipal preferred shares. At April 30, 2003, no such restrictions have been placed on the fund.

Note 5
Acquisition of Putnam Investment Grade Municipal Trust III

On July 23, 2001, the fund issued 3,884,957 common shares and 200 preferred shares to the shareholders of Putnam Investment Grade Municipal Trust III to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Investment Grade Municipal Trust III on July 20, 2001, valuation date, were $242,115,577 and $62,097,277 (which includes $10,000,000 of remarketed preferred shares), respectively. On July 20, 2001, Putnam Investment Grade Municipal Trust III had an accumulated net investment loss of $360,041, an accumulated net realized loss of $4,617,160 and unrealized appreciation of $1,260,917. The aggregate net assets of the fund immediately following the acquisition were $304,212,854.

--------------------------------------------------------------------------------


Federal tax information
(Unaudited)

The fund has designated 100%of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

About the Trustees

Jameson A. Baxter (9/6/43),
Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40),
Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000
Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43),
Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47),
Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41),
Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45),
Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42),
Trustee since 1997

Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33),
Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42),
Trustee since 1992 and Vice President since
1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51),
Trustee since 1984 and President since 2000
President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34),
Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of April 30, 2003, there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940)of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.

Officers

In addition to George Putnam, III and Lawrence J. Lasser, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive
Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Brett C. Browchuk (2/27/63)
Vice President
Since 1994

Managing Director, Putnam Investments and Putnam Management

Charles E. Haldeman Jr. (10/29/48)
Vice President
Since 2002

Senior Managing Director, Putnam Investments and Putnam Management. Prior to October 2002, Chief Executive Officer, Lincoln National Investment Companies; prior to January 2000, President and Chief Operating Officer, United Asset Management.

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Richard A. Monaghan (8/25/54)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam Retail Management. Prior to November 1998, Managing Director, Merrill Lynch

Stephen M. Oristaglio (8/21/55)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam Management. Prior to July 1998, Managing Director, Swiss Bank Corp.

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

Jerome J. Jacobs (8/20/58)
Vice President
Since 1996

Managing Director of Putnam Management

The address of each Officer is One Post Office Square, Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray

Independent Accountants
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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88655  183  6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003